SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2000


                                MONSANTO COMPANY
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-2516                   43-0420020
 ---------------------        ---------------------      ---------------------
(State of Incorporation)         (Commission                (IRS Employer
                                 File Number)             Identification No.)


    800 North Lindbergh Boulevard
        St. Louis, Missouri                                      63167
       ---------------------                             ---------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (314) 694-1000

ITEM 5.           OTHER EVENTS.

      On January 10, 2000, G.D. Searle & Co., a Delaware corporation ("Searle") and wholly owned subsidiary of Monsanto Company, a Delaware corporation ("Monsanto"), and Pharmacia & Upjohn, Inc., a Delaware corporation ("P&U"), announced an agreement to co-promote DETROL(TM) (tolterodine tartrate tablets) in the United States.

      This agreement is separate and independent from the merger agreement announced in December 1999 by Monsanto and P&U.

      A copy of the press release issued by P&U and Searle on January 10, 2000 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits. The following exhibit is filed as part of this report:

                99.1  Press Release, dated January 10, 2000

                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 11, 2000

                                MONSANTO COMPANY


                                By    /s/ Barbara L. Blackford
                                   Name:  Barbara L. Blackford
                                   Title: Chief Counsel and Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
Number                        Description

99.1              Press Release, dated January 10, 2000